As filed with the Securities and Exchange Commission on October 18, 2001
                                    Securities Act Registration No. 333-
                                    Investment Company Registration No. 811-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                        Pre-Effective Amendment No. |_|
                       Post-Effective Amendment No. |_|
                                    and/or
                         REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 |X|
                               AMENDMENT NO. |_|


                           BlackRock Core Bond Trust
        (Exact Name of Registrant as Specified In Declaration of Trust)

                             100 Bellevue Parkway
                          Wilmington, Delaware 19809
                   (Address of Principal Executive Offices)

                                (888) 825-2257
             (Registrant's Telephone Number, including Area Code)

                        Ralph L. Schlosstein, President
                           BlackRock Core Bond Trust
                                345 Park Avenue
                           New York, New York 10154
                    (Name and Address of Agent for Service)


                                  Copies to:

         Michael K. Hoffman, Esq.                Leonard B. Mackey, Jr. Esq.
 Skadden, Arps, Slate, Meagher & Flom LLP    Clifford Chance Rogers & Wells LLP
            Four Times Square                          200 Park Avenue
         New York, New York 10036                 New York, New York 10166

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                Proposed            Proposed
                                            Amount Being    Maximum Offering   Maximum Aggregate      Amount of
  Title of Securities Being Registered       Registered      Price per Unit    Offering Price(1)   Registration Fee
--------------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value........... 4,000,000 shares       $15.00           $60,000,000          $15,000
====================================================================================================================
(1)  Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.




                           BLACKROCK CORE BOND TRUST

                             CROSS REFERENCE SHEET

                             Part A -- Prospectus


          Items in Part A of Form N-2                       Location in Prospectus
          ---------------------------                       ----------------------
Item 1.   Outside Front Cover.............................  Cover page
Item 2.   Inside Front and Outside Back Cover Page........  Cover page
Item 3.   Fee Table and Synopsis..........................  Prospectus Summary; Summary of Trust Expenses
Item 4.   Financial Highlights............................  Not Applicable
Item 5.   Plan of Distribution............................  Cover Page; Prospectus Summary; Underwriting
Item 6.   Selling Shareholders............................  Not Applicable
Item 7.   Use of Proceeds.................................  Use of Proceeds; The Trust's Investments
Item 8.   General Description of the Registrant...........  The Trust; The Trust's Investments; Risks; Description
                                                            of Shares; Certain Provisions in the Agreement and
                                                            Declaration of Trust; Closed-End Trust Structure;
                                                            Borrowings and Preferred Shares
Item 9.   Management......................................  Management of the Trust; Custodian and Transfer
                                                            Agent; Trust Expenses
Item 10.  Capital Stock, Long-Term Debt, and Other
          Securities......................................  Description of Shares; Dividend Reinvestment Plan;
                                                            Certain Provisions in the Agreement and Declaration of
                                                            Trust; Tax Matters
Item 11.  Defaults and Arrears on Senior Securities.......  Not Applicable
Item 12.  Legal Proceedings...............................  Legal Opinions
Item 13.  Table of Contents of the Statement of
          Additional Information..........................  Table of Contents for the Statement of Additional
                                                            Information

                                   Part B -- Statement of Additional Information


Item 14.     Cover Page...................................  Cover Page
Item 15.     Table of Contents............................  Cover Page
Item 16.     General Information and History..............  Not Applicable
Item 17.     Investment Objective and Policies............  Investment Objective and Policies; Investment Policies
                                                            and Techniques; Other Investment Policies and
                                                            Techniques; Portfolio Transactions
Item 18.     Management...................................  Management of the Trust; Portfolio Transactions and
                                                            Brokerage
Item 19.     Control Persons and Principal Holders of
             Securities...................................  Not Applicable
Item 20.     Investment Advisory and Other Services.......  Management of the Trust; Experts
Item 21.     Brokerage Allocation and Other Practices.....  Portfolio Transactions and Brokerage
Item 22.     Tax Status...................................  Tax Matters
Item 23.     Financial Statements.........................  Financial Statements; Report of Independent Auditors;



                                            Part C -- Other Information

Items 24-33 have been answered in Part C of this Registration Statement




PROSPECTUS                                                               LOGO


[Flag]
         The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER    , 2001

                                   Shares
                         BlackRock Core Bond Trust
                    Common Shares of Beneficial Interest
                              $15.00 per share


         Investment Objective. BlackRock Core Bond Trust (the "Trust") is a newly-organized, diversified, closed-end management investment company. The Trust's investment objective is to provide current income and capital appreciation.

          Portfolio Contents. The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade bonds. The Trust's fixed income investments will include a broad range of bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The Trust will invest in bonds that, in the opinion of the Trust's investment advisor and sub-advisor, can provide current income and have the potential for above average total return. Under normal market conditions, the Trust expects to be fully invested in bonds. The Trust will invest at least 75% of its total managed assets in bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poors Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and/or sub-advisor. The Trust may invest its remaining assets in high yield bonds that at the time of investment are rated Ba/BB or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. The Trust cannot ensure that it will achieve its investment objective.

         No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BHK".

         Borrowing. The Trust currently anticipates borrowing funds and/or issuing preferred shares in an aggregate amount of approximately 331/3% of its total managed assets to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions. The Trust may also borrow through reverse repurchase agreements, dollar rolls and through the issuance of preferred shares. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

         This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investing in the common shares involves certain risks. See "Risks" on page of this prospectus.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                              Per Share Total

Public Offering Price.......................  $15.00               $
Sales Load..................................  $ 0.675              $
Proceeds, before expenses, to the Trust.....  $ 14.325             $

         The underwriters named in this prospectus may purchase up to additional common shares at the public offering price within 45 days from the date of this prospectus to cover over-allotments.

      The underwriters expect to deliver the common shares to purchasers on or about , 2001.

                                  UBS Warburg

The date of this prospectus is       , 2001




         You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it for future reference. A Statement of Additional Information, dated , 2001, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, and prospects may have changed since that date.

         Until , 2001 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                      PRIVACY PRINCIPLES OF THE TRUST

         The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

         Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                             TABLE OF CONTENTS

                                                                     Page
Prospectus Summary..................................................
Summary of Trust Expenses...........................................
The Trust...........................................................
Use of Proceeds.....................................................
The Trust's Investments.............................................
Borrowings and Preferred Shares.....................................
Risks...............................................................
How the Trust Manages Risk..........................................
Management of the Trust.............................................
Net Asset Value.....................................................
Distributions.......................................................
Dividend Reinvestment Plan..........................................
Description of Shares...............................................
Certain Provisions in the Agreement and Declaration of Trust........
Closed-End Trust Structure..........................................
Repurchase of Shares................................................
Tax Matters.........................................................
Underwriting........................................................
Custodian and Transfer Agent........................................
Legal Opinions......................................................
Table of Contents for the Statement of Additional Information.......






                             PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.


The Trust...........................BlackRock Core Bond Trust is a newly organized, diversified, closed-end management investment company.  Throughout the prospectus, we refer to
                                    BlackRock Core Bond Trust simply as the "Trust" or as "we," "us" or "our."
                                    See "The Trust."

The Offering........................The Trust is offering                    common shares of beneficial interest at $15.00
                                    per share through a group of underwriters (the "Underwriters") led by UBS
                                    Warburg LLC.  The common shares of beneficial interest are called "common shares" in the rest of this prospectus.  You must purchase at least 100 common shares ($1,500) in order to participate in this offering.  The Trust has given the
                                    Underwriters an option to purchase up to                additional common shares to
                                    cover orders in excess of                     common shares. See "Underwriting."

Investment Objective................The Trust's investment objective is to provide current income and capital appreciation.  No assurance can be given that the Trust will achieve its investment objective.

Investment Policies.................The Trust seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade bonds.  The Trust's fixed income investments will include a broad range of bonds, including corporate bonds,
                                    U.S. government and agency securities and mortgage-related securities.  The
                                    Trust will invest primarily in bonds that, in the opinion of BlackRock Advisors,
                                    Inc. ("BlackRock Advisors" or the "Advisor") and BlackRock Financial
                                    Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor")
                                    may provide current income and have the potential for above-average total return.  Under normal market conditions, the Trust expects to be fully invested in bonds.  The Trust will invest at least 75% of its total managed assets in bonds that at the time of investment are investment grade quality.  Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by the Advisor and the Sub-Advisor.  The Trust may invest up to 25% of its total managed assets in bonds that at the time of investment are rated Ba/BB or below by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Advisor and the Sub-Advisor.  Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds."

                                    The Trust may invest up to 10% of its total managed assets in bonds issued in foreign currencies. See "The Trust's Investments."

Borrowings and
Preferred Shares....................The Trust currently anticipates borrowing funds and/or issuing preferred shares in an aggregate amount of up to 331/3% of its total managed assets to buy additional securities. This practice is known as "leverage."  The Trust may borrow from banks and other financial institutions. The Trust may also borrow additional funds through reverse repurchase agreements and dollar rolls and through the issuance of preferred shares of beneficial interest ("Preferred
                                    Shares").  The Trust is authorized to incur leverage up to 38% of its total managed assets.  Leverage involves greater risks.  The Trust's leveraging strategy may not be successful.  See "Risks--Leverage Risk."


                                    The money the Trust obtains through leverage is expected to be invested in intermediate and long-term bonds that will generally pay fixed rates of interest over the life of the bonds.

                                    Money borrowed for investment purposes generally will pay interest or dividends based on shorter-term interest rates. If the rate of return, after the payment of applicable expenses of the Trust, on the intermediate and long-term bonds purchased by the Trust is greater than the interest or dividends paid by the Trust on borrowed money, the Trust will generate more income from such investments than it will need to pay interest or dividends on the borrowed money. If so, the excess income may be used to pay higher dividends to holders of common shares. However, the Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. See "Borrowings and Preferred Shares" and "Description of
                                    Shares--Preferred Shares."

Investment Advisor..................BlackRock Advisors will be the Trust's investment advisor and BlackRock
                                    Advisors' affiliate, BlackRock Financial Management, as sub-advisor, will provide certain day-to-day investment management services to the Trust.
                                    BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001.  BlackRock, Inc. and its
                                    affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and
                                    BlackRock Provident Institutional Funds.  BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14,
                                    2001.  Throughout the prospectus, we sometimes refer to BlackRock Advisors and BlackRock Financial Management collectively as "BlackRock." BlackRock
                                    Advisors will receive an annual fee, payable monthly, in a maximum amount equal to 0.55% of the average weekly value of the Trust's Managed Assets.
                                    "Managed Assets" means the total assets of the Trust (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage).  The liquidation preference of any Preferred
                                    Shares issued by the Trust is not a liability.  UBS Warburg LLC has been retained by the Advisor to act as the Shareholder Servicing Agent.  See
                                    "Management of the Trust."

Investment Philosophy...............BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and have been doing this since the inception of their fixed income products in 1988.

                                    BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

                                    BlackRock's disciplined investment process seeks to add value through: (i)
                                    controlling portfolio duration within a narrow band relative to a benchmark index,
                                    (ii) relative value sector/sub-sector rotation and security selection, (iii)
                                    rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review, and (v) the judgment of experienced portfolio managers.

                                    The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the- art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(TM), and (iii)
                                    the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

                                    BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition.
                                    Credit research is a critical, independent element of BlackRock's process.

Distributions.......................The Trust intends to distribute monthly all or a portion of its net investment income to holders of common shares.  We expect to declare the initial monthly dividend on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering.  Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the
                                    Trust's Dividend Reinvestment Plan.  See "Dividend Reinvestment Plan."

                                    The Trust will distribute to holders of its common shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. If the Trust realizes a long-term capital gain, it will be required to allocate such gain between the common shares and any Preferred
                                    Shares issued by the Trust in proportion to the total dividends paid to each class for the year in which the income is realized. See "Distributions" and "Borrowings and Preferred Shares."

Listing.............................The common shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "BHK".  See
                                    "Description of Shares--Common Shares."

Custodian and Transfer Agent........State Street Bank and Trust Company will serve as the Trust's Custodian and
                                    EquiServe Trust Company, N.A.  will serve as the Trust's Transfer Agent.  See
                                    "Custodian and Transfer Agent."

Market Price of
Shares..............................Common shares of closed-end investment companies frequently trade at prices lower than their net asset value.  Common shares of closed-end investment companies like the Trust that invest predominately in investment grade bonds have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value.  The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value.  The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust.  See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as the Trust's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand and the Trust's dividend level, which is, in turn, affected by expenses and call protection for portfolio securities.  See "Borrowings and Preferred Shares," "Risks," "Description of
                                    Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations.........No Operating History. The Trust is a newly organized closed-end management investment company with no operating history.

                                    Market Discount Risk.  Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

                                    Interest Rate Risk. Generally, when market interest rates fall, debt security prices rise, and vice versa. Interest rate risk is the risk that the bonds in the
                                    Trust's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter- term bonds as interest rates change. Because the Trust will invest primarily in intermediate-term and intermediate and long-term bonds, net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter- term bonds.
                                    The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

                                    Credit Risk. Credit risk is the risk that one or more bonds in the Trust's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status.
                                    Under normal market conditions, the Trust will invest at least 75% of its total managed assets in bonds rated Baa/BBB or higher at the time of the investment. The
                                    Trust may invest up to 25% (measured at the time of investment) of its total managed assets in bonds that are rated Ba/BB or below or that are unrated but judged to be of comparable quality by BlackRock.

                                    Lower grade bonds are commonly referred to as "junk bonds." The value of lower grade bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield bonds are not perceived to be as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade bonds tend to be less liquid than investment grade bonds. Investments in lower grade bonds will expose the Trust to greater risks than if the Trust owned only higher grade securities. Some of the additional risks you should consider in relation to lower grade securities are credit risk, market risk and interest rate risk.

                                    Leverage Risk. The use of leverage through reverse repurchase agreements, dollar roll transactions, borrowing of money and the issuance of Preferred Shares to purchase additional securities creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Increases and decreases in the value of the Trust's portfolio will be magnified when the Trust uses leverage. As a result, leverage may cause greater changes in the Trust's net asset value. The Trust will also have to pay interest and dividends on its borrowings, which may reduce the Trust's return. This interest expense may be greater than the Trust's return on the underlying investment. The Trust's leveraging strategy may not be successful.

                                    Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and fund expenses, that the market value of the securities sold by the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed.

                                    Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon BlackRock's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

                                    We anticipate that the money borrowed for investment purposes will pay interest or dividends based on shorter-term interest rates that would be periodically reset.
                                    The Trust intends to invest the proceeds of the money borrowed for investment purposes in intermediate and long-term, typically fixed rate, bonds. So long as the Trust's bond portfolio provides a higher rate of return, net of Trust expenses, than interest and dividend rates on borrowed money, as reset periodically, the leverage may cause the holders of common shares to receive a higher current rate of return than if the Trust were not leveraged. If, however, long- and/or short-term rates rise, the interest and dividend rates on borrowed money could exceed the rate of return on intermediate and long-term bonds held by the Trust that were acquired during periods of generally lower interest rates, reducing return to the holders of common shares. Leverage creates two major types of risks for the holders of common shares:

                                    o   the likelihood of greater volatility of net asset value and market price of the common shares because changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds from leverage are borne entirely by the holders of common shares; and

                                    o   the possibility either that common share net investment income will fall if the interest and dividend rates on leverage rises or that common share net investment income will fluctuate because the interest and dividend rates on leverage varies.

                                    Prepayment Risk. If interest rates fall, the principal on debt securities held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders. The Trust may invest in pools of mortgages issued or guaranteed by private issuers or U.S. government agencies. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

                                    Mortgage-Related Securities Risk. The Trust may invest in mortgage-related securities, including mortgage-related securities that are subordinated to more senior classes of such securities ("subordinated mortgage-related securities").
                                    Assets underlying mortgage-related securities may relate to only a few properties or to a single property. Because the mortgage loans that back mortgage-related securities are generally not amortizing or not fully amortizing, at their maturity date repayment of the remaining principal balance or "balloon" is due and usually must be repaid through the attainment of an additional loan or sale of the property. If the borrower is unable to refinance or attain an additional loan or the property is sold at or below the remaining principal amount of the mortgage, the result could be a loss to the Trust, and thus the price, of the related mortgage-related securities (which decline could be greater in the case of subordinated mortgage-related securities).

                                    Mortgage-related securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by having the subordinated mortgage-related securities take the first loss on any defaults on the underlying mortgage loans. In general, subordinated mortgage-related securities are entitled to receive repayment of principal only after all required principal and interest payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated mortgage-related securities are subject to a substantially greater risk of nonpayment than are senior classes of mortgage-
                                    related securities. Even within a class of subordinated securities, most mortgage-related securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which recoverable losses of principal are applied to the securities within a given structure.

                                    Foreign Risks. Because the Trust may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers.
                                    These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree.

                                    Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.


                         SUMMARY OF TRUST EXPENSES

         The following tables show Trust expenses as a percentage of net assets attributable to common shares.


Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price).........    4.50%
Dividend Reinvestment Plan Fees....................................    None*

                                                     Percentage of Net
                                                    Assets Attributable
                                                     to Common Shares**
Annual Expenses
Management Fees.....................................       0.83%
Interest Expense ...................................       1.50%
                                                          ------
Other Expenses .....................................       0.18%
                                                          ------
Total Net Annual Expenses...........................      2.51%***
                                                         =========


* You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

** Stated as a percentage of the Trust's total managed assets assuming the leverage in an amount equal to 331/3% of the Trust's total managed assets (after incurring leverage), the Trust's expenses would be estimated as set out in the table below. "Managed Assets" means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the Preferred Shares is not a liability.


                                                            Percentage of Total
                                                              Managed Assets
         Annual Expenses
         Management Fees................................           0.55%
         Interest Expense ..............................           1.00%
                                                                  ------
         Other Expenses ................................           0.12%
                                                                  ------
         Total Net Annual Expenses......................          1.67%***
                                                                  ========

*** Total annual expenses (before interest payments on borrowings) are estimated to be 1.01% as a percentage of net assets attributable to common shares and 0.67% as a percentage of total managed assets.


         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Trust's first year of operations and assume that the Trust issues 13,333,333 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

         The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 2.51% of net assets attributable to common shares and (2) a 5% annual return:(1)


                                           1 Year            3 Years            5 Years             10 Years
                                           ------
Total Expenses Incurred.............        $ 69              $ 120               $173                $317

(1)      The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed.
         Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                 THE TRUST

         The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust was organized as a Delaware business trust on October 12, 2001, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257.

                              USE OF PROCEEDS

         The net proceeds of the offering of common shares will be approximately $ ($ if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in bonds that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term investment grade securities.

                          THE TRUST'S INVESTMENTS

Investment Objective and Policies

         The Trust's investment objective is to provide current income and capital appreciation. No assurance can be given that the Trust will achieve its investment objective.

         The Trust will invest primarily in investment grade bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to debt securities, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. Under current market conditions, the Trust intends to invest primarily in corporate bonds, mortgage-related securities and U.S. government and agency debt securities.

         Under normal market conditions, the Trust will invest at least 75% of its total managed assets in investment grade quality bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) by one nationally recognized rating agency or are unrated but judged to be of comparable quality by BlackRock. Bonds that are rated by two or more nationally recognized rating agencies will be considered to have the higher credit rating. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for higher rated bonds. The Trust may invest up to 25% of its total managed assets in bonds that are rated, at the time of investment, Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The lowest rated bonds in which the Trust may invest are securities rated in the category "C" or determined by BlackRock to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of debt securities.

         The Trust may invest up to 10% of its total managed assets in bonds denominated in currencies other than the U.S. dollar. The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly.

         The Trust will also invest in bonds that, in BlackRock's opinion, are underrated or undervalued or have the potential for above-average current income and capital appreciation. Underrated bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular market sector (for example, mortgage-related securities), or issued by a particular issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Bonds of particular issuers (for example, the Federal Home Loan Mortgage Association) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of bonds of the market sector for reasons that do not apply to the particular bonds that are considered undervalued. The Trust's investment in underrated or undervalued bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. The Trust may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

         As part of the management of the Trust, BlackRock manages the duration of the Trust's portfolio. Under current market conditions, the duration of the portfolio is expected to be approximately equal to the duration of the ten year Treasury note. Duration is the mathematical calculation of the average life of a bond (or debt securities in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the price of a bond for every 1% change in interest rates. For example, if a bond has an average duration of four years, its price will fall about 4% when interest rates rise by 1%. Conversely, the bond's price will rise about 4% when interest rates fall by 1%. The target duration of the Trust's portfolio may change from time to time. For further information on duration, see "Duration Management and Other Management Techniques" in the Statement of Additional Information.

         The Trust can borrow money to buy additional securities. This practice is known as "leverage." The Trust may borrow from banks or other financial institutions or through reverse repurchase agreements, dollar rolls and other investment techniques. The Trust currently anticipates borrowing funds and/or issuing preferred shares in an aggregate amount of approximately 331/3% of its total managed assets.

         The Trust may lend some of its securities in order to earn income. The Trust will receive collateral in cash or high quality securities equal to the current value of the loaned securities. The Trust earns interest on the securities it lends and income when it invests the collateral for the loaned securities. These loans will be limited to 331/3% of the value of the Trust's total managed assets.

         BlackRock may, but is not required to, when consistent with the Trust's investment objective, use various strategic investment transactions described below to earn income, facilitate portfolio management and mitigate risks, including currency risk. See "--Strategic Transactions."

         During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust fully invested, the Trust may invest up to 100% of its total managed assets in short-term investments. The Trust may not achieve its investment objective under these circumstances.

         The Trust cannot change its investment objective without the approval of the holders of a majority of the outstanding common shares and, if any Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. Under the Investment Company Act, a "majority of the outstanding" means (1) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. See "Description of Shares--Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.

Corporate Bonds

         The Trust will invest in corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

U.S. Government Securities

         The Trust may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the Separate Trading of Registered Interest and Principal Securities program (i.e., "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

Mortgage-Related Securities

         The Trust will invest in mortgage-related securities. Mortgage-related securities are a form of security collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private issuers. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Trust may invest include those with fixed interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

         The yield and maturity characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-related securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, a mortgage- related security's total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases mortgage-related securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust's principal investment to the extent of premium paid.

         Mortgage-related securities come in different classes that have different risks. The Trust may invest in lower, or junior, classes of mortgage-related securities which may have a rating below investment grade and therefore are riskier investments than higher rated securities. Junior classes of mortgage-related securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. Because the Trust may invest in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Trust may suffer significant losses.

         Investments in mortgage-related securities, especially lower rated securities, involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for the Trust to the extent that it invests in mortgage-related securities. These risks are heightened in the case of mortgage-related securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-related securities will typically depend upon the future availability of financing and the stability of real estate values.

         For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-related securities may be hurt.

Lower Grade Securities

         The Trust may invest up to 25% of its total managed assets in bonds rated below investment grade such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds." Securities rated below investment grade are judged to have speculative characteristics with respect to the interest and principal payments.

         The values of lower grade securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of lower grade securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower grade securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower grade securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

         During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower grade securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held generally by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

         The secondary markets for lower grade securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower grade securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower grade securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower grade securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower grade securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust's assets. Market quotations on lower grade securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

         The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust's net asset value and investment practices, the secondary market for lower grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower grade securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower grade securities and limiting the deductibility of interest by certain corporate issuers of lower grade securities adversely affected the lower grade securities market in the past.

         When the secondary market for lower grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower grade securities contract due to adverse economic conditions or for other reasons, certain of the Trust's liquid securities may become illiquid and the proportion of the Trust's assets invested in illiquid securities may significantly increase.

Foreign Securities

         The Trust may invest up to 10% of its total managed assets in non-U.S. dollar denominated bonds and bonds of issuers located outside of the United States. Although the Trust intends to invest primarily in securities of governments or established companies based in developed countries, the value of the Trust's investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Trust securities and could favorably or unfavorably affect the Trust's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Trust must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Trust may hold various foreign currencies from time to time, the value of the net assets of the Trust as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, the Trust's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Trust's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, the Trust is authorized to enter into certain foreign currency exchange transactions.

         The Trust may also invest in issuers located in emerging market countries. Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Trust to make intended securities purchases due to settlement problems could cause the Trust to miss attractive investment opportunities. An inability to dispose of a security due to settlement problems could result in losses to the Trust due to subsequent declines in the value of the security.

Strategic Transactions

          The Trust may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although BlackRock seeks to use the practices to further the Trust's investment objective, no assurance can be given that these practices will achieve this result.

         The Trust may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, protect against changes in currency exchange rates, manage the effective maturity or duration of the Trust's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain, although no more than 5% of the Trust's total managed assets will be committed to variation margin for Strategic Transactions for non-hedging purposes.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on BlackRock's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

         A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.

When-Issued and Forward Commitment Securities

         The Trust may buy and sell bonds on a when-issued basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. Cash and liquid securities, having a market value at all times at least equal to the amount of the commitment, will be segregated by the Trust's custodian.

Other Investment Companies

         The Trust may invest up to 10% of its total managed assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed-income market. As a shareholder in an investment company, the Trust would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Borrowings and Preferred Shares," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment companies as investments in bonds.


                      BORROWINGS AND PREFERRED SHARES

         The Trust currently anticipates borrowing funds and/or issuing Preferred Shares in an aggregate amount of approximately 331/3% of its total managed assets to purchase additional securities. This practice is known as "leverage." The Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as BlackRock may from time to time determine. Of these investment techniques, the Trust expects primarily to use reverse repurchase agreements and dollar roll transactions. Changes in the value of the Trust's bond portfolio, including bonds bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to BlackRock for advisory and sub-advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's total managed assets, including the proceeds from the issuance of Preferred Shares and other leverage. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.

         Reverse Repurchase Agreements. Borrowings may be made by the Trust through reverse repurchase agreements under which the Trust sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the Investment Company Act. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

         Dollar Roll Transactions. Borrowings may be made by the Trust through dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls.

         Preferred Shares. Although the Trust is authorized to issue Preferred Shares in an amount up to 50% of its total assets, the Trust anticipates that under current market conditions it will offer Preferred Shares representing no more than 10% of the Trust's total managed assets immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Trust does not issue Preferred Shares, the Trust will limit its borrowing to 331/3% of the Trust's managed assets. The Preferred Shares would have complete priority upon distribution of assets over the common shares. The issuance of Preferred Shares will leverage the common shares. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's board of trustees, the Trust expects to invest the proceeds of any Preferred Shares offering in intermediate and long-term bonds. The Preferred Shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as one day or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive a higher rate of income than if the Trust were not leveraged.

         Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total assets, less all liabilities and indebtedness of the Trust, is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Trust's total assets less all liabilities and indebtedness of the Trust). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Trust's total assets is at least 200% of the liquidation value of its outstanding Preferred Shares plus its outstanding liabilities and indebtedness. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust.

         The Trust will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Trust. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act and may limit the ability of the Trust to borrow money through the use of reverse repurchase agreements and dollar rolls and may limit the ability of the Trust to engage in Strategic Transactions. It is not anticipated that these covenants or guidelines will impede BlackRock from managing the Trust's portfolio in accordance with the Trust's investment objective and policies.

         The Trust may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

         Assuming that the leverage will represent approximately 331/3% of the Trust's total managed assets and that the Trust does not issue any Preferred Shares, the interest paid on the leverage is a blended annual average rate of 3.00%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.14% in order to cover the interest payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage representing 331/3% of the Trust's total managed assets, a 5.15% yield on the Trust's investment portfolio, net of expenses, and the Trust's currently projected blended average annual leverage interest rate of 3.00%.


Assumed Portfolio Total Return (Net of Expenses)........      (10)%       (5)%       0%       5%       10%
Common Share Total Return...............................   (16.50)%    (9.00)%   (1.50)%   6.00%    13.50%

         Assuming that the leverage will represent approximately 38% of the Trust's total managed assets and that the Trust issues Preferred Shares equal to approximately 10% of the Trust's total managed assets, the interest and dividends paid on the leverage is a blended annual average rate of 3.07%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.17% in order to cover the interest and dividend payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual interest rates on leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

         The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. See "Risks." The table further reflects leverage using debt and Preferred Shares representing, in the aggregate, 38% of the Trust's total managed assets, a 5.25% yield on the Trust's investment portfolio, net of expenses, and the Trust's currently projected blended average annual leverage dividend and interest rate of 3.07%.


Assumed Portfolio Total Return (Net of Expenses)........      (10)%       (5)%       0%       5%       10%
Common Share Total Return...............................   (18.01)%    (9.95)%   (1.88)%   6.18%    14.25%

         Common share total return is composed of two elements--the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends and interest on its leverage) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the tables above assume that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Trust must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.


                                   RISKS

         The net asset value of the common shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, prepayment risk, extension risk, leverage risk, currency risk, high yield risk and an investment in common shares will be subject to market discount risk, inflation risk and market risk, each of which is more fully described below.

         Newly Organized. The Trust is a newly organized, diversified, closed-end management investment company and has no operating history.

         Market Discount Risk. As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a 4.5% sales load charge and organizational and selling expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offer.

         Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Trust's debt security holdings. The value of longer-term debt securities fluctuates more in response to changes in interest rates than does the value of shorter-term debt securities. Because the Trust will initially invest primarily in intermediate and intermediate and long-term debt securities, the net asset value and market price per share of the common shares will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term debt securities. The Trust's use of leverage, as described below, will tend to increase common share interest rate risk.

         Credit Risk. Credit risk is the risk that an issuer of a bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 25% of its total managed assets in bonds that are rated Ba/BB or below by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or below are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds.". These lower grade securities are subject to a greater risk of default. The value of lower grade bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade securities tend to be less liquid than investment grade securities. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities. Some of the additional risks you should consider in relation to lower grade securities are credit risk, market discount risk, interest rate risk and pre-payment risk.

         Prepayment Risk. If interest rates fall, the principal on bonds held by the Trust may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Trust in securities bearing lower interest rates, resulting in a possible decline in the Trust's income and distributions to shareholders. The Trust may invest in pools of mortgages issued or guaranteed by private issuers or U.S. government agencies and instrumentalities. These mortgage-related securities are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

         Extension Risk. The prices of bonds tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

         Leverage Risk. Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Trust, to leverage the common shares.

         Leverage is a speculative technique which may expose the Trust to greater risk and increase its costs. Increases and decreases in the value of the Trust's portfolio will be magnified when the Trust uses leverage. For example, leverage may cause greater swings in the Trust's net asset value or cause the Trust to lose more than it invested. The Trust will also have to pay interest on its borrowings, reducing the Trust's return. This interest expense may be greater than the Trust's return on the underlying investment. There is no assurance that the Trust's leveraging strategy will be successful.

         Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by the Trust may decline below the price of the securities the Trust is obligated to repurchase and that the securities may not be returned to the Trust.

         Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust's right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon BlackRock's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

         If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the interest rate on the leverage approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rate on the leverage exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. Because the intermediate and intermediate and long-term bonds included in the Trust's portfolio will typically pay fixed rates of interest while the interest rates on the leverage vary from time to time, this could occur even when both long-term and short-term rates rise. In addition, the Trust will pay (and the holders of common shares will bear) any costs and expenses relating to any leverage. Accordingly, the Trust cannot assure you that the use of leverage would result in a higher yield or return to the holders of the common shares.

         Any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In extreme cases, the Trust might be in danger of failing to maintain the required 200% asset coverage, of losing its ratings on any Preferred Shares issued or the Trust's current investment income might not be sufficient to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such an event, the Trust might need to reduce its indebtedness and to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low bond prices may result in capital losses and may reduce returns to the holders of common shares.

         While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

         The Trust may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, in certain market conditions, reduce the net asset value of the Trust's common shares and the returns to the holders of common shares.

         Currency Risk. Since the Trust may invest in securities denominated in currencies other than the U.S. dollar, the Trust will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Trust and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the Trust's assets denominated in that currency and the Trust's yield on such assets. In addition, the Trust will incur costs in connection with conversions between various currencies.

         Counterparty Risk. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a forward contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the forward contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares may decline. In addition, during any periods of rising inflation, leverage costs would likely increase, which would tend to further reduce returns to the holders of common shares.

         Foreign Risks. Because the Trust may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

         Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

         Risks of Using Derivative Instruments. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, options on futures, credit default swaps, interest rate swaps or other interest rate-related transactions are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

         Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, many of the U.S. securities markets were closed for all or a portion of a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.


                         HOW THE TRUST MANAGES RISK

Investment Limitations

         The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. Among other restrictions, the Trust may not invest more than 25% of its total managed assets in securities of issuers in any one industry. In addition, with respect to 75% of its total managed assets, the Trust may not invest more than 5% of the value of its total managed assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer (excluding the U.S. government, its agencies or instrumentalities).

         The Trust may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from Moody's or S&P on the Preferred Shares that it may issue, including restrictions on its ability to incur leverage through the use of reverse repurchase agreements or dollar rolls and the Trust's ability to use Strategic Transactions. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's common shareholders or the Trust's ability to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Quality of Investments

         The Trust will invest at least 75% of its total managed assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

         The Trust may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Trust anticipates such an increase or change) and the Trust's leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Trust may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Preferred Shares. The Trust may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares. As explained above under "Risks--Leverage Risk," the success of any such attempt to limit leverage risk depends on BlackRock's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Trust may never attempt to manage its capital structure in the manner described in this paragraph.

         If market conditions suggest that additional leverage would be beneficial, the Trust may sell previously unissued Preferred Shares or Preferred Shares that the Trust previously issued but later repurchased.

Hedging Strategies

         The Trust may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of BlackRock, correlate with the prices of the Trust's investments.


                          MANAGEMENT OF THE TRUST

Trustees and Officers

         The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

         BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management, Inc. acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

         The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds with approximately $6.7 billion in assets as of September 30, 2001. As of September 30, 2001, BlackRock manages more than 203 billion in fixed-income and liquidity assets alone and employs more than 180 global professionals solely dedicated to fixed-income. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

         Investment Philosophy. BlackRock applies the same controlled-duration, active relative value sector rotation style to the management of all its fixed income mandates. BlackRock has in-depth expertise in all sectors of the fixed income market. BlackRock specializes in managing fixed income portfolios against both published and customized benchmarks and have been doing this since the inception of their fixed income products in 1988.

         BlackRock's style is designed with the objective of generating excess returns with lower risk than our benchmarks and competitors. The use of advanced analytics provides real-time analysis of a vast array of risk measures designed to measure the potential impact of various sector and security strategies on total return. As a result, consistent value is added and performance volatility is controlled.

         BlackRock's disciplined investment process seeks to add value through: (i) controlling portfolio duration within a narrow band relative to a benchmark index, (ii) relative value sector/sub-sector rotation and security selection, (iii) rigorous quantitative analysis to the valuation of each security and of the portfolio as a whole, (iv) intense credit analysis and review, and (v) the judgment of experienced portfolio managers.

         The technology that enables BlackRock to implement its investment strategies is constantly improving. BlackRock's commitment to maintaining its state-of-the-art analytics in the most cost efficient way is manifest in (i) the development of proprietary tools, (ii) the purchase of tools such as RiskMetrics(TM), and (iii) the integration of all of these tools into a unique portfolio level risk management system. By continually updating analytics and systems, BlackRock is able to better quantify and evaluate the risk of each investment decision.

         BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's process.

         BlackRock's Portfolio Management Team. BlackRock uses a team approach to managing its portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals. The investment manager's portfolio management team includes:

         Keith Anderson, Managing Director and Chief Investment Officer, Fixed Income of BlackRock, Inc., is co-head of the Fixed Income Operating Committee, Chairman of the Investment Strategy Group and a member of BlackRock's Management Committee.

         Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity he coordinates a team of thirty-one portfolio managers and more than twenty-five credit and quantitative analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide.

         Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, D.C. with the Secretary and Staff of the U.S. Treasury to advise them on the financing and management of the Federal debt.

         Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and portfolio manager at Criterion Investment Management Company where he had primary responsibility for a $2.8 billion fixed income portfolio.

         Mr. Anderson has authored numerous articles on fixed income strategies, including two articles in The Handbook of Fixed Income Options:
"Scenario Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market."

         Robert S. Kapito, Vice Chairman of BlackRock, Inc., is co-head of the Equity Operating Committee, Head of the Portfolio Management Group, a member of the Management Committee, the Investment Strategy Group, and BlackRock International's Management Committee. Mr. Kapito is responsible for the portfolio management of the Fixed Income, Domestic Equity and International Equity, Liquidity, and Alternative Investment Groups of BlackRock.

         In addition, Mr. Kapito plays a key role in coordinating the efforts of the analytical and administrative groups with the Portfolio Management Group. He is also involved in marketing and managing several of BlackRock's funds. Mr. Kapito serves as a Vice President for BlackRock's family of closed-end mutual funds and for the Smith Barney Adjustable Rate Government Income Fund.

         Prior to founding BlackRock in 1988, Mr. Kapito was a Vice President in the Mortgage Products Group at The First Boston Corporation. Mr. Kapito joined First Boston in 1979 in the Public Finance Department. Mr. Kapito left First Boston to complete his MBA degree and returned to the firm in 1983 in the Mortgage Products Group. While with this Group, Mr. Kapito initially traded mortgage securities and then became the head trader of collateralized mortgage obligations ("CMOs"). Ultimately, Mr. Kapito became head of Mortgage Capital Markets with responsibility for marketing and pricing all of the mortgage-backed and asset-backed securities underwritten by First Boston. In 1982, Mr. Kapito worked as a strategic consultant with Bain & Co. and with two other private companies in Europe.

         Michael P. Lustig, Managing Director and portfolio manager, is a member of the Investment Strategy Group. Mr. Lustig is responsible for managing the firm's taxable closed-end funds and structured products effort. Previously, Mr. Lustig developed analytical models for security and portfolio analysis, assisted in the structuring of BlackRock's mutual funds and analyzed the asset/liability structure of client portfolios.

         Prior to joining BlackRock in 1989, Mr. Lustig was an associate in the Financial Strategies and Investment Analysis Division of Security Pacific Merchant Bank. Mr. Lustig joined Security Pacific in 1986 and was responsible for developing models to trade derivative products including caps, floors, swaps, callable/putable bonds, futures and options.

         Dennis M. Schaney, Managing Director, is a member of the Investment Strategy Group. Mr. Schaney has primary responsibility for BlackRock's high yield business and is co-head of taxable credit research.

         Prior to joining BlackRock in 1998, Mr. Schaney spent nine years with Merrill Lynch where he was a Managing Director in the firm's Global Fixed Income Research and Economics Department. During the time that Mr. Schaney managed Merrill's Corporate and Municipal Bond Research Departments, the group became the top-ranked Fixed Income Research Department according to industry polls. Mr. Schaney's specific sector specialties included the media, entertainment, and cable sectors for both the high yield and investment grade markets for which he was named to Institutional Investor's All American Fixed Income Team for five of the last six years. In addition, throughout his career, Mr. Schaney has covered the auto, transportation, technology and aerospace industries. Mr. Schaney began his investment career with Standard and Poor's, followed by four years with The First Boston Corporation; two years as an analyst in the firm's Fixed Income and Research Department and two years as a Vice President in the firm's Investment Banking Department.

         Pursuant to a Shareholder Servicing Agreement between UBS Warburg LLC (the "Shareholder Servicing Agent") and BlackRock, the Shareholder Servicing Agent will undertake to make public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate). The Shareholder Servicing Agent also will make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community. At the request of BlackRock, the Shareholder Servicing Agent will provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Trust, and consult with representatives and Trustees of the Trust in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Trust's market performance and (b) comparative information regarding the Trust and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Trust and such other companies and (3) other relevant performance indicators. At the request of BlackRock, the Shareholder Servicing Agent also will provide information to and consult with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Trust, conversion of the Trust to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services.

         For these services, BlackRock will pay the Shareholder Servicing Agent a fee equal on an annual basis to 0.10% of the average weekly value of the Trust's managed assets, payable in arrears at the end of each calendar month.

         Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to BlackRock for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent.

         The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

Investment Management Agreement

         Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.55% of the average weekly value of the Trust's total managed assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for certain expenses BlackRock Advisors incurs in connection with performing administrative services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

         In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


                              NET ASSET VALUE

         The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than on the Thursday of each week and on the last business day of each month. In the event that any Thursday is not a business day or it is not practicable to calculate the Trust's net asset value on any business day for which a calculation is required, the net asset value will be calculated on a date determined by BlackRock Advisors. The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust), the liquidation value of any outstanding Preferred Shares and the amount of outstanding debt of the Trust from the Trust's total managed assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

         The Trust values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the board of trustees of the Trust. A portion of the Trust's fixed income investments will be valued utilizing one or more pricing services approved by the Trust's board of trustees. Bonds having a remaining maturity of 60 days or less when purchased and bonds originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's board of trustees.



                               DISTRIBUTIONS

         The Trust intends to distribute to holders of its common shares monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Trust. It is expected that the initial monthly dividend on shares of the Trust's common shares will be declared within approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Trust expects that all or a portion of any capital gain will be distributed at least annually.

         Various factors will affect the level of the Trust's income, including the asset mix, the average maturity of the Trust's portfolio, the amount of leverage utilized by the Trust and the Trust's use of hedging. To permit the Trust to maintain a more stable monthly distribution, the Trust may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of income actually earned by the Trust during that period. Undistributed income will add to the Trust's net asset value and, correspondingly, distributions from undistributed income will deduct from the Trust's net asset value. Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or purchased in the open market in accordance with the Trust's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                         DIVIDEND REINVESTMENT PLAN

         Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Trust will be automatically reinvested by EquiServe Trust Company, N.A. (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by EquiServe Trust Company, N.A., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting EquiServe Trust Company, N.A., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or
(ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per common share, the Plan Agent will invest the dividend amount in newly issued common shares on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the common shares are issued. If, on the payment date for any dividend, the net asset value per common share is greater than the market value, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases. In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters."

         The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, Massachusetts 02021.


                           DESCRIPTION OF SHARES
Common Shares

         The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 12, 2001. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends and interest and dividend payments with respect to the Trust's leverage have been paid, unless certain asset coverage (as defined in the Investment Company Act) tests with respect to the leverage employed by the Trust are satisfied after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating any Preferred Shares issued by the Trust have been met. See "--Preferred Shares" below. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Trust has no present intention of offering any additional shares other than possible issuance of Preferred Shares. Any additional offerings of shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

         The Trust's common shares are expected to be listed on the New York Stock Exchange under the symbol "BHK".

         The Trust's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Trust intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds."

         Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in investment grade bonds have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses) call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See "Borrowings and Preferred Shares" and the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

         The Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue Preferred Shares with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

         The Trust may elect to issue Preferred Shares as part of its leverage strategy. If Preferred Shares are issued, the Trust currently intends to issue Preferred Shares representing approximately 10% of the Trust's total managed assets immediately after the Preferred Shares are issued. The board of trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Trust's total assets less liabilities and indebtedness of the Trust. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the board of trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

         Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under
Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

         The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


         CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

         The 5% holder transactions subject to these special approval requirements are:

                 o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

                 o the issuance of any securities of the Trust to any Principal Shareholder for cash;

                 o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

                 o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

         To liquidate the Trust, the Trust's Agreement and Declaration of Trust, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                         CLOSED-END TRUST STRUCTURE

         The Trust is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.


                            REPURCHASE OF SHARES

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

         There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the total net assets of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal stock exchange on which the common shares are traded.


                                  TAX MATTERS

Federal Income Tax Matters

         The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net investment income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss) reduced by deductible expenses) determined without regard to the deduction for dividends paid and its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Trust will normally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%.(1)

--------
(1) The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.


         Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, foreign, state, local income or other taxes.


                                 UNDERWRITING

         The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, as lead manager, and as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Trust and BlackRock, to purchase from the Trust the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such common shares (other than those covered by the over-allotment option described below) if any are purchased.


Name                                                       Number of Shares
----                                                       ----------------
UBS Warburg LLC.......................................
Total.................................................

         The Trust has granted to the Underwriters an option, exercisable for [45] days from the date of this Prospectus, to purchase up to an additional common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment. The Trust has agreed to pay a commission to the Underwriters in the amount of up to $ per common share (4.5% of the public offering price per common share). The Representatives have advised the Trust that the Underwriters may pay up to $ per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $ per common share to certain other dealers who sell shares. Investors must pay for any common shares purchased on or before 2001.

         Prior to this offering, there has been no public or private market for the common shares or any other securities of the Trust. Consequently, the offering price for the common shares was determined by negotiation among the Trust, BlackRock and the Representatives. There can be no assurance, however, that the price at which common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The minimum investment requirement is 100 common shares.

         The Trust and BlackRock have agreed to indemnify the several Underwriters, for or to contribute to the losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         The expenses of the offering are estimated at and are payable by the Trust.

         The Trust has agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Trust, other than issuances of common shares, including pursuant to the Trust's Dividend Reinvestment Plan, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

         The Representatives have informed the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

         In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account, may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

         The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.


                         CUSTODIAN AND TRANSFER AGENT

         The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.


                                LEGAL OPINIONS

         Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Clifford Chance Rogers & Wells, LLP, New York, New York. Clifford Chance Rogers & Wells, LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.


                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                          Page

Use of Proceeds.........................................................    B-2
Investment Objectives and Policies......................................    B-2
Investment Policies and Techniques......................................    B-4
Other Investment Policies and Techniques................................   B-16
Management of the Trust.................................................   B-21
Portfolio Transactions and Brokerage....................................   B-27
Description of Shares...................................................   B-28
Repurchase of Common Shares.............................................   B-28
Tax Matters.............................................................   B-30
Performance Related and Comparative Information.........................   B-33
Experts.................................................................   B-34
Additional Information..................................................   B-34
Report of Independent Auditors..........................................    F-1
Financial Statements....................................................    F-2
APPENDIX A   Ratings of Investments.....................................    A-1
APPENDIX B   General Characteristics and Risks of Hedging Strategies....    B-1


-------------------------------------------------------------------------------







                                    Shares


                                BlackRock Core

                                  Bond Trust


                     Common Shares of Beneficial Interest





                                  PROSPECTUS







                                  UBS Warburg






                                   , 2001



-------------------------------------------------------------------------------




The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED OCTOBER 18, 2001

                           BlackRock Core Bond Trust

                      STATEMENT OF ADDITIONAL INFORMATION

         BlackRock Core Bond Trust (the "Trust") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated October , 2001. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

                               TABLE OF CONTENTS


                                                                          Page

Use of Proceeds.........................................................   B-2
Investment Objectives and Policies......................................   B-2
Investment Policies and Techniques......................................   B-4
Other Investment Policies and Techniques................................  B-10
Management of the Trust.................................................  B-13
Portfolio Transactions and Brokerage....................................  B-19
Description of Shares...................................................  B-20
Repurchase of Common Shares.............................................  B-21
Tax Matters.............................................................  B-22
Performance Related and Comparative Information.........................  B-25
Experts.................................................................  B-28
Additional Information..................................................  B-28
Financial Statements....................................................   F-1
Report of Independent Auditors..........................................   F-1
APPENDIX A   Ratings of Investments.....................................   A-1
APPENDIX B   General Characteristics and Risks of Hedging Strategies....   B-1


  This Statement of Additional Information is dated October           , 2001.


                                USE OF PROCEEDS

         Pending investment in bonds that meet the Trust's investment objective and policies, the net proceeds of the offering will be invested in, short-term money market securities with relatively low volatility (such as U.S. government securities and intermediate-term bonds), to the extent such securities are available. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in bonds of the type in which the Trust may invest directly.


                      INVESTMENT OBJECTIVES AND POLICIES

Investment Restrictions

         Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any Preferred Shares voting together as a single class, and of the holders of a majority of any outstanding Preferred Shares voting as a separate class:

                  (1) invest 25% or more of the value of its total managed assets in any one industry.

                  (2) With respect to 75% of its total managed assets, invest more than 5% of the value of its total managed assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

                  (3) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

                  (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed-income securities consistent with the Trust's investment objective and policies or the entry into repurchase agreements;

                   (5) underwrite the securities of other issuers, except
                  to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

                   (6) purchase or sell real estate or interests therein
                  other than bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

                  (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading
                  Commission (the "CFTC") as a commodity pool.

         When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         For purposes of applying the limitation set forth in subparagraph
(1) and (2) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers.

         Under the Investment Company Act, the Trust may invest up to 10% of its total managed assets in the aggregate in shares of other investment companies and up to 5% of its total managed assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non- fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

                   (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total managed assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

                   (2) purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

                   (3) purchase securities of companies for the purpose of exercising control.

         Under normal market conditions, the Trust will invest at least 80% of its assets in bonds. Bonds held by the Trust may take the form of bonds, notes, bills, debentures, convertible securities, warrants attached to bonds, bank debt obligations, loan participations and assignments, trust preferred securities and securities issued by entities organized and operated for the purpose of restructuring the investment characteristics of securities. The Trust has adopted a policy to provide shareholders of the Trust at least 60 days prior notice of any change in this investment policy.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

         In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Trust's total managed assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total managed assets, no more than 5% of its total managed assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

         The Trust intends to apply for ratings for any Preferred Shares issued by the Trust from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust presently anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                      INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Portfolio Investments

         The Trust will invest primarily in a portfolio of investment grade dollar denominated bonds.

         Bonds rated Baa or BBB or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

         The lower rated bonds in which the Trust may invest are securities rated in the category "C" or determined by BlackRock to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

         A general description of Moody's, S&P's and Fitch's ratings of bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Mortgage Related and Asset-Backed Securities

         The Trust may make significant investments in residential and commercial mortgage-related securities issued by governmental entities and private issuers. The Trust currently intends to invest a smaller portion of its assets in asset- backed securities.

         The yield and maturity characteristics of mortgage-related and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. In calculating the average weighted maturity of the Trust, the maturity of mortgage-related and other asset-backed securities held by the Trust will be based on estimates of average life which take prepayments into account. The average life of a mortgage-related instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         The relationship between prepayments and interest rates may give some high-yielding mortgage- related and asset-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Trust will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return and maturity may be difficult to predict precisely. To the extent that the Trust purchases asset-backed securities at a premium, prepayments (which may be made without penalty) may result in loss of the Trust's principal investment to the extent of premium paid.

         The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. ("PNC Mortgage") or Midland Loan Services, Inc. ("Midland") (or Sears Mortgage if PNC Mortgage succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or their affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates.

         Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of bonds, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the "Government National Mortgage Association," or "GNMA") are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Trust may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Advisor determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Trust's industry concentration restrictions, set forth above under "Investment Objectives and Policies," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Trust takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         CMOs and REMICs. The Trust may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in CMOs and REMICs, which are known as "regular" interests or "residual" interests. The residual in a CMO or REMIC structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs or REMICs, as well as the related administrative expenses of the issuer. Residual interests generally are junior to, and may be significantly more volatile than, "regular" CMO and REMIC interests. The Trust does not currently intend to purchase residual interests. The markets for CMOs and REMICs may be more illiquid than those of other securities.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying PCs. Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on PCs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain PCs, referred to as "Gold PCs."

         Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or bonds issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Trust may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets.

         Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal- only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Trust's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup some or all of its initial investment in these securities even if the security has received the highest rating from one or more nationally recognized statistical ratings organizations.

         Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         Non-mortgage asset-backed securities involve risks that are not presented by mortgage-related securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

U.S. Government Obligations

         The Trust may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury Income Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury certificates ("CATs")). The Trust may purchase these certificates, as well as Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         Examples of the types of U.S. Government obligations which the Trust may hold include U.S. Treasury bills, Treasury notes and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, FNMA, GNMA, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, FHLMC, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

         The Trust may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including FNMA, Federal Home Loan Bank and the Federal Housing Administration.

Non-Investment Grade Securities

         The Trust may invest in non-investment grade or "high yield" fixed income or convertible securities commonly known to investors as "junk bonds."

          High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies' evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated "Ba" or lower by Moody's or "BB" or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

         The rating assigned by a rating agency evaluates the safety of a non-investment grade security's principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, BlackRock performs its own analysis of the issuers whose non-investment grade securities the Trust holds. Because of this, the Trust's performance may depend more on BlackRock's own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A.

         In selecting non-investment grade securities, BlackRock considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Trust. BlackRock continuously monitors the issuers of non-investment grade securities held by the Trust for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Trust so that it can make distributions. If a security's rating is reduced below the minimum credit rating that is permitted for the Trust, BlackRock will consider whether the Trust should continue to hold the security.

         The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission and transaction costs.

         The lowest rated bonds in which the Trust may invest are securities rated in the category "C" or determined by BlackRock to be of comparable quality. Securities rated "C" are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

Short-Term Fixed-Income Securities

         For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total managed assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
         (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest or other securities. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell or take possession of the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Variable and Floating Rate Instruments

         The Trust may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Trusts may invest up to 5% of their total managed assets in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Trust. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Trust to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Trust is not entitled to exercise its demand rights.

         With respect to purchasable variable and floating rate instruments, BlackRock will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Trust to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Trust is not entitled to exercise its demand rights, and the Trust could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Trust involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Duration Management and Other Management Techniques

         The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the bonds markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other tax consequences. See "Tax Matters."

         Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

         The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

         The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction or the parties have entered into a collateral arrangement that in the opinion of BlackRock adequately limits the Trust's potential credit exposure on interest rate swap, cap or floor transactions to the other party.

         Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

         Calls on Securities, Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and simultaneously obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security, or futures contract, which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

         Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

         Appendix B contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

         To maintain greater flexibility, the Trust may invest in instruments which have the characteristics of futures contracts. These instruments may take a variety of forms, such as bonds with interest or principal payments determined by reference to the value of a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

         Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."

Forward Currency Contracts

         The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and BlackRock believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when BlackRock anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

         The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if BlackRock anticipates that there will be a correlation between the two currencies.

         The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

         Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Short Sales

         The Trust may make short sales of bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

         When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker- dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker- dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

         If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total managed assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Borrowing

         The Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objective and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

         The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

         If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Dollar Roll Transactions

         To take advantage of attractive opportunities in the bond market and to enhance current income, the Trust may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Trust of a mortgage-backed or other security concurrently with an agreement by the Trust to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Trust will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Trust, and the income from these investments will generate income for the Trust. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Trust compared with what the performance would have been without the use of dollar rolls. At the time the Trust enters into a dollar roll transaction, it will place in a segregated account maintained with its custodian cash, U.S. Government securities or other liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The Trust's dollar rolls, together with its reverse repurchase agreements, the issuance of Preferred Shares and other borrowings, will not exceed, in the aggregate, 38% of the value of its total managed assets.

         Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. The Trust's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.


                   OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

         Certain of the Trust's investments may be illiquid. Illiquid securities may be subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

         The Trust may purchase bonds on a "when-issued" basis and may purchase or sell bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When- issued and forward commitment securities may be sold prior to the settlement date, but the Trust will enter into when- issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust entered into a transaction on a when-issued or forward commitment basis, it may segregate with its custodian cash or other liquid securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Pay-in-kind Bonds

         The Trust may invest in Pay-in-kind, or "PIK," bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Trust may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Brady Bonds

         The Trust's emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Trust may purchase have no or limited collateralization, and the Trust will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Trust may invest are likely to be acquired at a discount.

The Euro

          On January 1, 1999, 11 European countries implemented a new currency unit, the Euro, which is expected to replace the existing national currencies of these countries by December 31, 2001, and to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that initially converted or tied their currencies to the Euro are Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Participating governments will issue their bonds in Euros, and monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank.

         Although it is not possible to predict the impact of the Euro implementation plan on the Trust, the transition to the Euro may change the economic environments and behavior of investors, particularly in European markets. For example, investors may begin to view those countries using the Euro as a single entity, and BlackRock may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

Collateralized Bond Obligations

         The Trust may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Mezzanine Investments

         The Trust may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Loan Participations and Assignments

         The Trust may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporation or foreign government and one or more financial institutions ("Lenders"). The Trust's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in the Trust having a contractual relationship only with the Lender not the borrower. The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Trust and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Trust generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Trust may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Trust will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Trust may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Trust will acquire Participations only if the Lender interpositioned between the Trust and the borrower is determined by BlackRock to be creditworthy. When the Trust purchases Assignments from Lenders, the Trust will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Trust as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The Trust may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Trust anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Trust's ability to dispose of particular Assignments or Participations when necessary to meet the Trust's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Trust to assign a value to those securities for purposes of valuing the Trust's portfolio and calculating its net asset value.

Structured Investments

         The Trust may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structures Investments") backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Trust anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments,

         The Trust is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments,

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Trust's investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transaction, and there currently is no active trading market for Structured Investments.

Convertible Securities

         The Trust may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible fixed-income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. The Trust will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Warrants

         The Trust may acquire warrants for equity securities and debt securities that are acquired as units with debt securities. Warrants are securities permitting, but not obligating, their holder to subscribe fo other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Trust does not intend to retain in it portfolio any common stock received upon the exercise of a warrant and will sell the common stock as promptly as practicable and in the manner that it believes will reduce its risk of a loss in connection with the sale.

Project Loans

         The Trust may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

Repurchase Agreements

         As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Stripped, Zero Coupons and Deferred Payment Obligations

         To the extent consistent with its investment objectives, the Trust may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participants, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest ("IO" or interest only), while the other class receives all of the principal ("PO" or principal only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Trust may fail to fully recoup its initial investment. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also more volatile and there is a greater risk that the initial investment will not be fully recouped.

         The Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and to potentially avoid liability for federal income and excise taxes, the Trust may be required to distribute income accrued with respect to these securities and may have to dispose of Trust securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See "Taxes."

         The Trust may invest in Deferred Payment Securities. Deferred Payment Securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred Payment Securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Lending of Securities

         The Trust may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 331/3% of the value of the Trust's total managed assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

         The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.


                            MANAGEMENT OF THE TRUST

Investment Management Agreement

         Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

         The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

         The investment management agreement was approved by the Trust's board of trustees on October 15, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.55% of the average weekly value of the Trust's Managed Assets.

         The investment management agreement was approved by the sole common shareholder of the Trust as of _ , 2001. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

         BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to 38% of the monthly management fees received by BlackRock Advisors.

         The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

         Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

         The sub-investment advisory agreement was approved by the Trust's board of trustees on October 15, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of October , 2001. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

            The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.


                                                  Principal Occupation During The
      Name and Address              Title         Past Five Years and Other Affiliations

Andrew F. Brimmer                  Trustee        President of Brimmer & Company, Inc., a Washington, D.C.-based
4400 MacArthur Blvd., N.W.                        economic and financial consulting firm.  Director of CarrAmerica
Suite 302                                         Realty Corporation and Borg-Warner Automotive.  Formerly member
Washington, DC  20007                             of the Board of Governors of the Federal Reserve System.  Formerly
Age:  75                                          Director of AirBorne Express, BankAmerica Corporation (Bank of
                                                  America), Bell South Corporation, College Retirement Equities Fund
                                                  (Trustee), Commodity Exchange, Inc. (Public Governor), Connecticut
                                                  Mutual Life Insurance Company, E.I. Dupont de Nemours & Company,
                                                  Equitable Life Assurance Society of the United States, Gannett
                                                  Company, Mercedes-Benz of North America, MNC Financial
                                                  Corporation (American Security Bank), NMC Capital Management,
                                                  Navistar International Corporation, PHH Corp.  and UAL Corporation
                                                  (United Airlines).

Richard E. Cavanagh                Trustee        President and Chief Executive Officer of The Conference Board, Inc.,
845 Third Avenue                                  a leading global business membership organization, from 1995-present.
New York, NY  10022                               Former Executive Dean of the John F. Kennedy School of Government
Age:  55                                          at Harvard University from 1988-1995.  Acting Director, Harvard
                                                  Center for Business and Government (1991-1993).  Formerly Partner
                                                  (principal) of McKinsey & Company, Inc. (1980-1988).  Former
                                                  Executive Director of Federal Cash Management, White House Office
                                                  of Management and Budget (1977-1979).  Co-author, The Winning
                                                  Performance (best selling management book published in 13 national editions).  Trustee Emeritus, Wesleyan University.  Trustee, Drucker
                                                  Foundation, Airplanes Group, Aircraft Finance Trust (AFT) and
                                                  Educational Testing Service (ETS).  Director, Arch Chemicals,
                                                  Fremont Group and The Guardian Life Insurance Company of
                                                  America.

Kent Dixon                         Trustee        Consultant/Investor.  Former President and Chief Executive Officer of
430 Sandy Hook Road                               Empire Federal Savings Bank of America and Banc PLUS Savings
St. Petersburg, FL 33706                          Association, former Chairman of the Board, President and Chief
Age:  64                                          Executive Officer of Northeast Savings.  Former Director of ISFA (the
                                                  owner of INVEST, a
                                                  national securities
                                                  brokerage service
                                                  designed for banks and
                                                  thrift institutions).

Frank J. Fabozzi                   Trustee        Consultant.  Editor of The Journal of Portfolio Management
858 Tower View Circle                             and Adjunct Professor of Finance at the School of Management at Yale
New Hope, PA  18938                               University.  Director, Guardian Mutual Funds Group.  Author and
Age:  53                                          editor of several books on fixed income portfolio management.
                                                  Visiting Professor of
                                                  Finance and Accounting at
                                                  the Sloan School of
                                                  Management, Massachusetts
                                                  Institute of Technology
                                                  from 1986 to August 1992.

Laurence D.  Fink*                 Trustee        Director, Chairman and Chief Executive Officer of BlackRock, Inc.
Age:  48                                          since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988. Chairman of the Management Committee of BlackRock,
                                                  Inc. Formerly, Managing Director of the First Boston Corporation, Member
                                                  of its Management Committee, Co-head of its Taxable Fixed Income
                                                  Division and Head of its Mortgage and Real Estate Products Group.
                                                  Currently, Chairman of the Board of each of the closed-end Trusts in which BlackRock Advisors, Inc. acts as investment advisor, President,
                                                  Treasurer and a Trustee of the BlackRock Funds, Chairman of the Board
                                                  and Director of Anthracite Capital, Inc., a Director of BlackRock's
                                                  offshore funds and alternative products and Chairman of the Board of
                                                  Nomura BlackRock Asset Management Co., Ltd. Currently, Vice Chairman of
                                                  the Board of Trustees of Mount Sinai-New York University Medical Center
                                                  and Health System and a Member of the Board of Phoenix House.

James Clayburn LaForce, Jr.        Trustee        Dean Emeritus of The John E. Anderson Graduate School of
P.O. Box 1595                                     Management, University of California since July 1, 1993.  Director,
Pauma Valley, CA  92061                           Jacobs Engineering Group, Inc., Payden & Rygel Investment Trust,
Age:  72                                          Provident Investment Counsel Funds, Timken Company, Motor Cargo
                                                  Industries and Trust for Investment Managers.  Acting Dean of The
                                                  School of Business, Hong Kong University of Science and Technology
                                                  1990-1993.  From 1978 to September 1993, Dean of The John E.
                                                  Anderson Graduate School of Management, University of California.

Walter F. Mondale                  Trustee        Partner, Dorsey & Whitney, a law firm (December 1996-present,
220 South Sixth Street                            September 1987-August 1993).  Formerly, U.S. Ambassador to Japan
Minneapolis, MN  55402                            (1993-1996).  Formerly Vice President of the United States, U.S.
Age:  73                                          Senator and Attorney General of the State of Minnesota.  1984
                                                  Democratic Nominee for President of the United States.  Director,
                                                  Northwest Airlines Corporation, NWA Inc., Northwest Airlines, Inc.
                                                  and UnitedHealth Group Corporation.

Ralph L. Schlosstein*           Trustee and       Director since 1999 and President of BlackRock, Inc. since its
Age:  50                        President         formation in 1998 and of BlackRock, Inc.'s predecessor entities since
                                                  1988.  Member of the Management Committee and Investment Strategy
                                                  Group of BlackRock, Inc.  Formerly, Managing Director of Lehman
                                                  Brothers, Inc. and Co-head of its Mortgage and Savings Institutions
                                                  Group.  Currently, President of each of the closed-end Trusts in which
                                                  BlackRock Advisors, Inc. acts as investment advisor and a Director and
                                                  Officer of BlackRock's alternative products.  Currently, a Member of the Visiting Board of Overseers of the John F. Kennedy School of
                                                  Government at Harvard University, the Financial Institutions Center
                                                  Board of the Wharton School of the University of Pennsylvania, and a
                                                  Trustee of New Visions for Public Education in New York City.
                                                  Formerly, a Director of Pulte Corporation and a Member of Fannie
                                                  Mae's Advisory Council.

Anne F. Ackerley                Secretary         Managing Director of BlackRock, Inc. since 2000.  Formerly First Vice
Age:  39                                          President and Chief Operating Officer, Mergers and Acquisitions
                                                  Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch &
                                                  Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed
                                                  Income Research at Merrill Lynch & Co. prior thereto.

Henry Gabbay                    Treasurer         Managing Director of BlackRock, Inc. and its predecessor entities.
Age:  54

Robert S. Kapito                Vice              Vice Chairman of BlackRock, Inc. and its predecessor entities.
Age:  44                        President

James Kong                      Assistant         Managing Director of BlackRock, Inc. and its predecessor entities.
Age:  41                        Treasurer

Richard Shea, Esq.              Vice              Managing Director of BlackRock, Inc. since 2000; Chief Operating
Age:  41                        President/        Officer and Chief Financial Officer of Anthracite Capital, Inc.  since
                                Tax               1998.  Formerly, Director of BlackRock, Inc. and its predecessor entities.


         Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.

         The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2000, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2001, assuming the Trust had been in existence for the full calendar year.


                                                                                  Total Compensation from
                                                        Estimated                   the Trust and Fund
                                                      Compensation                    Complex Paid to
           Name of Board Member                        From Trust                   Board Member (1)
------------------------------------------      -------------------------     -------------------------------
Andrew F. Brimmer.........................            $  6,000 (2) (3)                 $ 160,000 (4)
Richard E. Cavanagh.......................            $  6,000 (2)                     $ 160,000 (4)
Kent Dixon................................            $  6,000 (2)                     $ 160,000 (4)
Frank J. Fabozzi..........................            $  6,000 (2)                     $ 160,000 (4)
James Clayburn La Force, Jr...............            $  6,000 (2)                     $ 160,000 (4)
Walter F. Mondale.........................            $  6,000 (2)                     $ 160,000 (4)


(1)      Represents the total compensation earned by such persons during the calendar year ended December 31, 2000 from the twenty-two closed-end funds advised by the Advisor (the "Fund Complex"). Two of these funds, BlackRock Target
         Term Trust and the BlackRock 2001 Term Trust, were terminated on December 29, 2000 and June 30, 2001, respectively. On July 31, 2001, five additional closed-end funds advised by the Advisor were added to the Fund
         Complex.

(2)      Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, La Force and Mondale may defer $1,500, $1,500,
         $3,750 and $1,500, respectively, pursuant to the Fund Complex's deferred compensation plan.

(3)      At a meeting of the boards of directors/trustees of the Fund Complex held on August 24, 2000, Andrew F. Brimmer was appointed "lead director" for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.

(4)      Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $12,000, $12,000, $77,500 and $31,000, respectively, pursuant to the Fund Complex's deferred compensation plan .

         Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

Codes of Ethics

         The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisor and Sub-Advisor

         BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management are both wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over 203 billion of fixed income and liquidity assets under management with over 180 professionals dedicated solely to fixed income. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the 10 largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

         The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds. As of September 30, 2001, BlackRock managed over $6.7 billion in closed-end products. In March 2001, Fortune Magazine article entitled "The Hidden Beauty of Bonds" by Andy Serwer called BlackRock "perhaps the greatest success story on Wall Street in the past half-decade." In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name advising over $1.3 trillion in outside assets. In January 2001, Risk Magazine named BlackRock "Asset Management Risk Manager of the Year." Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of bonds on a stock exchange are effected through brokers who charge a commission for their services.

         The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

         The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                             DESCRIPTION OF SHARES

Common Shares

         The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

         Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

         If the board of trustees determines to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

Other Shares

         The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.


                          REPURCHASE OF COMMON SHARES

         The Trust is a closed-end investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

         The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Trust of its common shares will decrease the Trust's total managed assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                  TAX MATTERS

U.S. Federal Income Tax Matters

         The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding and disposing of common shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

         The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net investment income (as defined below), the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to distribute substantially all of such income.

         In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its net investment income which is its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Trust's total managed assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

         As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

         Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") including capital gain dividends credited to shareholders but retained by the Trust (as described above) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable ear, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends.

         The sale or other disposition of common shares of the Trust (except in the case of a redemption where a shareholder's percentage stock interest is not meaningfully reduced) will normally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%.(2)

--------
(2) The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.


         Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

         The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

         If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem shares of Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

         A shareholder that is a nonresident alien individuals or a foreign corporations (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

         The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

                  If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earning as and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amount from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a domestic corporation, dividend payments by the Trust will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.

         The Trust may write (i.e., sell) [covered] call and [covered] put options on its portfolio securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. Such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for U.S. federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contact is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Trust elects to have gain or loss treated as ordinary gain or loss under Code section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Trust may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

         The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Trust to treat payment received under such arrangements as ordinary income and to amortize such payment under certain circumstances. The Trust does not anticipate that its activity in this regard will affect its qualification as a regulated investment company.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of the Trust's sales of securities and transactions in options and futures. Under Section 1092, the Trust may, for U.S. federal income tax purposes, be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in options and futures.

         Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (generally currencies other than the U.S. dollar). In general, foreign currency gains and losses in connection with certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Trust may elect capital gain or loss treatment for such transactions. In general, however Code Section 988 gains or losses will increase or decrease the amount of the Trust's investment company taxable income available to be distributed to shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Trust would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Trust shares. These rules, however, will not apply to certain transactions entered into by the Trust solely to reduce the risk of currency fluctuations with respect to its investments.

         The foregoing is a general, summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

         Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States obligations is exempt from state income tax.

         Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, foreign, state, local income or other taxes.


                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

Fixed Income Sector Performance in Rising Interest Rate Environments

                       9/30/94                   -1.47%             0.967682565                   -1.42%

                       8/31/94                    0.12%             0.982119725                    0.32%

                       7/29/94                    1.99%             0.980942594                    2.00%

                       6/30/94                   -0.22%              0.96180272                   -0.22%

                       5/31/94                   -0.01%             0.963923351                    0.40%

                       4/29/94                   -0.80%             0.964019753                   -0.74%

                       3/31/94                   -2.47%             0.971794106                   -2.60%

                       2/28/94                   -1.74%             0.996405317                   -0.70%

                       1/31/94                    1.35%             1.014049783                    0.99%

                      12/31/93                    0.54%              1.00054246                    0.81%

                      11/30/93                   -0.85%              0.99516855                   -0.20%

                      10/29/93                    0.37%                  1.0037                    0.29%

                                                                              1
Total Returns                                                            -3.23%


                                                    100

                      12/31/99                   -0.48%             0.995039172                   -0.24%

                      11/30/99                   -0.01%             0.999838396                    0.05%

                      10/29/99                    0.37%              0.99993839                    0.58%

                       9/30/99                    1.16%             0.996252257                    1.62%

                       8/31/99                   -0.05%             0.984828249                    0.00%

                       7/30/99                   -0.42%              0.98532091                   -0.68%

                       6/30/99                   -0.32%             0.989476712                   -0.35%

                       5/28/99                   -0.88%             0.992653202                   -0.56%

                       4/30/99                    0.32%             1.001466104                    0.46%

                       3/31/99                    0.55%             0.998271635                    0.67%

                       2/26/99                   -1.75%             0.992811173                   -0.40%

                       1/29/99                    0.71%             1.010494833                    0.71%

                      12/31/98                    0.30%             1.003370899                    0.43%

                      11/30/98                    0.57%              1.00036979                    0.50%

                      10/30/98                   -0.53%                  0.9947                   -0.13%

                                                                              1

                                                                         -0.50%

                                             10/93-9/94             10/98-12/99

Mortgages                      -                                          2.67%
                                                  1.14%
Asset Backed Securities                           0.81%                   2.22%
U.S. Corporates                -                                         -1.35%
                                                  4.49%
U.S. Agencies                  -                                         -0.77%
                                                  0.98%
U.S. Governments               -                                         -2.67%
                                                  4.04%
High Yield                                        3.03%                   4.57%


The chart above displays the performance of different fixed-income sectors during the two most recent rising interest rate periods. This shows that during rising rate environments sector performance can differ significantly - creating new opportunities as well.

Source: Bloomberg / BlackRock Advisors, Inc.

Potential to Reduce Overall Investment Portfolio Risk

Historically, diversification between stocks and bonds has protected a portfolio from some of the more significant declines that an all-stock portfolio may have experienced. Consider the following illustration showing the benefit of a diversified investor's portfolio (65% stock / 35% bonds) over a 100% stock portfolio during four memorable declines over the last 20 years.*

Diversification cushions the impact of a market downturn.

                                                     100% Equity Portfolio         Diversified Portfolio

Technology Meltdown (2/29/00 -  9/30/01)                     - 22.3%                    - 9.8%
Russian Crisis (6/30/98 - 8/31/98)                           - 15.3%                    - 9.9%
Gulf War (12/31/89 - 10/31/90)                               - 11.4%                    - 7.2%
October 1987 Crash (8/31/87 - 11/30/87)                      - 29.5%                    - 18.9%

*Past performance is no guarantee of future results. The 100% equity returns reflect a full investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index consists of most of the largest stocks in the U.S. and is considered to be a common measure of the U.S. stock market. The diversified portfolio returns reflect a 65% investment in the S&P 500, a 26% investment in the Lehman Aggregate Bond Index, and a 9% investment in the Lehman High Yield Index. The Lehman Aggregate Bond Index is representative of intermediate-term government bonds, investment corporate securities and mortgage-backed securities. The Lehman High Yield Index is comprised of issues that meet the following criteria: at least $100 million principal amount outstanding, maximum credit rating of B1 (including defaulted issues) and at least one year to maturity. Indexes are unmanaged and cannot be purchased directly. The illustration portfolios above do not reflect a leveraged portfolio. The BlackRock core Bond Trust expects to employ leverage. A leveraged portfolio may perform differently.

                           Source: CDA Wiesenberger / BlackRock Advisors, Inc.


Potential for Attractive Yield with an Investment Grade Portfolio

BlackRock's disciplined investment process has helped to attract some of the largest blue-chip companies in the world to invest with us, including: The Boeing Company, Philips Electronics North America, General Electric, 3M and the DaimlerChrysler Corporation.


                                     EXPERTS

         The Statement of Net Assets of the Trust as of appearing in this Statement of Additional Information has been audited by , independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. , located at , provides accounting and auditing services to the Trust.


                                              ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                                           Independent Auditors' Report

The Board of Trustees and Shareholder of
BlackRock Core Bond Trust

         We have audited the accompanying statement of assets and liabilities of BlackRock Core Bond Trust (the "Trust") as of , 2001 and the related statement of operations and changes in net assets for the period
      , 2001 (date of inception) to                     , 2001.  These
financial statements are the responsibility of the Trust's management.
Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, such financial statements presents fairly, in all material respects, the financial position of the Trust at , 2001 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.





                            BLACKROCK CORE BOND TRUST

                       STATEMENT OF ASSETS AND LIABILITIES

                                [TO BE PROVIDED]






                                   APPENDIX A

Ratings of Investments

Commercial Paper Ratings

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.

         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

         "A1" - Obligations are supported by the highest capacity for timely repayment.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

         "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB"rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A,""BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.



                                  APPENDIX B

                       GENERAL CHARACTERISTICS AND RISKS
                            OF HEDGING TRANSACTIONS

         In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

         The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

         The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

         The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

         Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

         Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

         Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

         Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

         Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.





                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1)      Financial Statements

         Part A--Report of Independent Accountants 2.

         Part B--Statement of Assets and Liabilities 2.

(2)      Exhibits


         (a)   Agreement and Declaration of Trust.1

         (b)   By-Laws.1

         (c)   Inapplicable.

         (d)   Form of Specimen Certificate.2

         (e)   Form of Dividend Reinvestment Plan.2

         (f)   Inapplicable.

         (g)(1)Form of Investment Management Agreement.2

         (g)(2)Form of Sub-Investment Advisory Agreement.2

         (h)   Form of Underwriting Agreement.2

         (i)   Form of Deferred Compensation Plan for Independent Trustees.2

         (j)   Form of Custodian Agreement.2

         (k)   Form of Transfer Agency Agreement.2

         (l)   Opinion and Consent of Counsel to the Trust.2

         (m)   Inapplicable.

         (n)   Consent of Independent Public Accountants.2

         (o)   Inapplicable.

         (p)   Form of Initial Subscription Agreement.2

         (q)   Inapplicable.

         (r)(1)Code of Ethics of Trust.2

         (r)(2)Code of Ethics of Advisor and Sub-Advisor.2

         (r)(3)Code of Ethics of J.J.B. Hilliard, W.L. Lyons, Inc.2

         (s)   Powers of Attorney1

1    Filed herewith.
2    To be filed by Amendment.

Item 25.  Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest filed herewith.

Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


         Registration fees........................................ $
         New York Stock Exchange listing fee......................
         Printing (other than certificates).......................
         Engraving and printing certificates......................
         Accounting fees and expenses.............................
         Legal fees and expenses..................................
         NASD fee.................................................
         Miscellaneous............................................
                           Total.................................. $

Item 27.  Persons Controlled by or under Common Control with the Registrant

         None.

Item 28.  Number of Holders of Shares


                                                           Number of
Title of Class                                           Record Holders
--------------
Shares of Beneficial Interest.........................         0

Item 29.  Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or,
(ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 8 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.  Business and Other Connections of Investment Advisor

         Not Applicable

Item 31.  Location of Accounts and Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

Item 32.  Management Services

         Not Applicable

Item 33.  Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable

         (3) Not applicable

         (4) Not applicable

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497
(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.





                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18 th day of October, 2001.




                                   /s/ Ralph L. Schlosstein
                                   -------------------------
                                   Ralph L. Schlosstein
                                   Trustee, President, Chief Executive Officer
                                   and Chief Financial Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 18th of October, 2001.


                           Name                                                          Title
                           ----                                                          -----

                                                                                  Trustee, President,
                 /s/ Ralph L. Schlosstein                                     Chief Executive Officer and
                --------------------------
                   Ralph L. Schlosstein                                         Chief Financial Officer

                             *                                                          Trustee
                     Andrew F. Brimmer

                             *                                                          Trustee
                    Richard E. Cavanagh


                             *                                                          Trustee
                        Kent Dixon


                             *                                                          Trustee
                     Frank J. Fabozzi

                             *                                                          Trustee
                     Laurence D. Fink

                             *                                                          Trustee
-----------------------------------------------------------
               James Clayburn La Force, Jr.

                                                                                        Trustee
                     Walter F. Mondale

* By:              /s/ Ralph L. Schlosstein
    ---------------------------------------------------------------
                   Ralph L. Schlosstein
                     Attorney-in-fact



Index to Exhibits

(a)      Agreement and Declaration of Trust
(b)      By-Laws
(s)      Power of Attorney